Exhibit 10.3

                   LOAN MODIFICATION AGREEMENT


     This Loan Modification Agreement (the "Agreement") is made and entered into this 16th day of April, 1997, by and between K.L.S. Enviro Resources, Inc., a Nevada corporation ("KLS"), and its wholly-owned subsidiaries, Dateline Drilling, Inc., a Montana corporation, K.L.S. Co., Inc., a Nevada corporation, K.L.S. International, Inc., a Nevada corporation, Dateline Internacional, S.A. de C.V., an entity incorporated under the laws of Mexico, Beloro, S.A. de C.V., an entity incorporated under the laws of Mexico, and K.L.S. Environmental, Inc., a Nevada corporation (KLS and each of its subsidiaries listed above are sometimes collectively referred to as "Borrower") and SMD, L.L.C., a Utah limited liability company (hereinafter "Lender").

                            RECITALS:

      A.On September 30, 1996 Borrower executed and delivered to Lender that certain Promissory Note (the "Note") in the principal amount of One Million Six Hundred Seventy-Three Thousand Seven Hundred Thirty Dollars ($1,673,730.00). The obligations of the Borrower reflected by the Note are hereinafter sometimes referred to as the "Loan".

      B.Thereafter, Borrower paid down the principal balance of the Loan to approximately $185,000. In March 1997, Borrower requested that Lender advance an additional $1,200,000 to it pursuant to the terms of the Loan.

      C.Lender advanced sums totaling $1,200,000 to Borrower in three (3) separate tranches on March 25, 1997, April 4, 1997 and April 18, 1997 (collectively, the "Advance") as follows:

     Date                          Amount of Advance
     -----                        -------------------
     March 25, 1997                $   936,896.00
     April 1, 1997                      63,104.00
     April 18, 1997                    200,000.00
                                  -------------------
     TOTAL                         $ 1,200,000.00

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

      1. Incorporation of Recitals. All of the terms and representations set forth in the above Recitals are incorporated herein by this reference.

      2. Advance Governed by the Note. Borrower and Lender acknowledge and agree that the Advance was made pursuant to the terms of the Note, and that the repayment of the Advance shall be governed by the terms and conditions of the Note.

      3. Representations and Warranties. Borrower hereby represents and warrants to Lender that, upon execution of this Agreement, Borrower shall not be in default in any term, condition, or covenant contained in the Note, this Agreement, or any other agreement made or given in connection therewith or the Loan, and is not aware of the occurrence of any event or the existence of any condition which, with the giving of notice or passage of time or both, would constitute a default thereunder.

      4. Remaining Terms Unchanged. Except as specifically modified by this Agreement, all of the remaining terms and conditions set forth in the Note and any other agreement or any other document made and given in connection therewith, shall remain unchanged and in full force and effect. Borrower specifically acknowledges and agrees that any security interest previously conveyed to Lender shall continue to secure Borrower's obligations as modified by this Agreement. This Agreement shall be secured by that Security Agreement dated as of September 30, 1996 from Borrower to Lender, Stock Pledge Agreement dated as of September 30, 1996 between KLS and Lender, UCC-1 Financing Statements filed with the Montana Secretary of State at File Nos. 498721, 498722, 498723, 498724, and 498725 and filed with the Texas Secretary of State at File Nos. 254253, 254254, and 254255.

      5. Entire Agreement. This Agreement represents the entire understanding and Agreement of Borrower and Lender with respect to the Loan modification discussed herein, and supersedes any previous discussions, negotiations or agreements with respect thereto. Except as specifically set forth herein, the Loan and documents executed in connection therewith are unmodified and remain in full force and effect.

      6. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah, without giving effect to its conflicts of laws principles.

     EXECUTED on the day and year first above written.

           BORROWER:      K.L.S. ENVIRO RESOURCES, INC., a Nevada
                          corporation

                          By: /s/ Raymond H. Kurzon
                              ------------------------------
                              Raymond H. Kurzon, President

                          DATELINE DRILLING, INC., a Montana corporation

                          By: /s/ Raymond H. Kurzon
                              -------------------------------
                              Raymond H. Kurzon, Vice President

                          K.L.S. CO., INC., a Nevada corporation

                          By: /s/ Raymond H. Kurzon
                              --------------------------------
                              Raymond H. Kurzon, President

                          K.L.S. INTERNATIONAL, INC., a Nevada corporation

                          By: /s/ Raymond H. Kurzon
                              --------------------------------
                              Raymond H. Kurzon, President


                          DATELINE INTERNACIONAL, S.A. de C.V., a Mexican corporation

                          By: /s/ Raymond H. Kurzon
                              ----------------------------------
                              Raymond H. Kurzon, President

                          BELORO, S.A. de C.V., a Mexican corporation,

                          By: /s/ Raymond H. Kurzon
                              ----------------------------------
                              Raymond H. Kurzon, President

                          K.L.S. ENVIRONMENTAL, INC., a Nevada corporation

                          By: /s/ Raymond H. Kurzon
                              ----------------------------------
                              Raymond H. Kurzon, President

           LENDER:        SMD, L.L.C., a Utah limited liability company


                          By:/s/ Thomas A. Murdock
                             -----------------------------
                          Its:      Manager
                              -----------------------------